SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): July 29, 2004


                                 EDO Corporation
             (Exact name of Registrant as specified in its charter)


          New York                     3812                      11-0707740
(State or Other Jurisdiction     (Primary Standard            (I.R.S. Employer
     of Incorporation         Industrial Classification      Identification No.)
      or Organization)             Code Number)

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                         60 East 42nd Street 42nd Floor
                               New York, NY 10165
                                  212.716.2000
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

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                                 Not applicable
          (Former name or former address, if changed since last report)

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ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 29, 2004, EDO Corporation issued an earnings release announcing its financial results for the quarter ended June 26, 2004. A copy of this earnings release is attached hereto as Exhibit 99.

     The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.


                                    SIGNATURE

     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 29, 2004


                                       EDO CORPORATION



                                       By:  /s/ Frederic B. Bassett
                                            ------------------------------------
                                       Name: Frederic B. Bassett
                                       Title: Vice President-Finance, Treasurer
                                              and Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit Number               Description of Exhibit

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99                           Earnings Press Release of EDO Corporation dated
                             July 29, 2004.
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